SEMI-ANNUAL REPORT

             PERIOD ENDING SEPTEMBER 30, 2000

                                  KENSINGTON

                                  STRATEGIC

                                  REALTY

                                  FUND


                                  A MANAGED PORTFOLIO OF
                                  REAL ESTATE SECURITIES

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KENSINGTON STRATEGIC REALTY FUND
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GROWTH OF A $10,000 INVESTMENT
KENSINGTON STRATEGIC REALTY FUND VS NAREIT (benchmark)

                                    [GRAPH]
                             [PLOT POINTS TO COME]

This chart represents a historical investment of $10,000 in the Kensington Strategic Realty Fund (Class A shares with load)/1/ from September 15, 1999 to September 30, 2000 and represents the reinvestment of dividends and capital gains in the fund.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN*               INCEPTION TO DATE/2/      1 YEAR
--------------------------------------------------------------------------------

Kensington Strategic Realty Fund Class A/3/       47.18%*            47.73%*
Kensignton Strategic Realty Fund Class B/4/       50.97%*            50.64%*
Kensignton Strategic Realty Fund Class C/5/       54.71%*            54.59%*
NAREIT Composite Index/6/                         16.54%             19.42%

/1/ The total year-end return on a $10,000 investment excluding payment of the maximum sales charge of 5.75% would be $15,869. Results shown do not take into account income or capital gain taxes. The sales charge is lower for investments of $50,000 or more.
/2/  Commencement date = 9/15/99.
/3/ The total return without payment of the maximum sales charge of 5.75% is 55.82% Inception to Date and 56.72% for the one year return.
/4/ The total return without payment of the contingent deferred sales charge of 5.00% is 54.75% Inception to Date and 55.64% for the one year return.
/5/ The total return without payment of the contingent deferred sales charge of 1.00% is 54.71% Inception to Date and 55.59% for the one year return.
/6/ The NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks.
*    Includes applicable sales charge.

Past performance is not predictive of future performance. Investment return and net asset value will fluctuate so that investors shares, when redeemed may be worth more or less than original cost.

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KENSINGTON STRATEGIC REALTY FUND
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A NOTE FROM THE PRESIDENT

Dear Shareholder,

Thank you for your investment in the Kensington Strategic Realty Fund.

As Advisor to the Fund, Kensington Investment Group has a single goal-providing premier investment management services to real estate securities investors. Dedication to research, disciplined execution of investment strategies and excellent communication with clients are the focus of our organization.

We believe we are in the midst of a fundamental change in how commercial real estate is financed and owned. Underlying this transformation is a shift in ownership from the old private real estate empires to publicly traded securities. This transition is akin to that which has occurred in other capital intensive industries, such as steel, auto and banking, earlier this century. Capital intensive industries like real estate, which are privately held, gravitate towards public ownership because the public securities markets provide the lowest cost capital. We believe when investors look back in ten to fifteen years, this will be seen as a watershed period for the real estate industry, ushering in a period of significant growth, consolidation and public ownership of these businesses.

We believe that to successfully capitalize on this opportunity, three factors will be essential:

   - Acting in anticipation of the changes taking place in the commercial real estate markets.
   - Focusing on niche markets and using specialized strategies to our advantage.
   - Coordinating a team of professionals with superior skills and experience in the research, trading and management of real estate securities portfolios.

The following report reviews our investment results and portfolios for the period ending September 30, 2000, but is no substitute for a detailed discussion. We invite your inquiries regarding any questions, comments or additional information you may require.

Sincerely,

/s/ JOHN KRAMER

JOHN KRAMER
President, Kensington Investment Group

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KENSINGTON STRATEGIC REALTY FUND
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION & ANALYSIS

PORTFOLIO REVIEW

The Kensington Strategic Realty Fund completed the six month period ending September 30, 2000 with excellent results. From March 31, 2000 through September 30, 2000 the Fund generated a total return of 27.6%, well ahead of the 18.9% return in the NAREIT Composite Index during this period. The Kensington Strategic Realty Fund ranked #1 out of 145 funds within Lipper's realty fund category for the period ending September 30, 2000./1/

Our decision to overweight the hotel sector contributed to this solid performance, as hotel stocks performed well during the period. Additionally, the Fund's focus on high yielding micro capitalization rates has also allowed the Kensington Strategic Realty Fund to declare a quarterly dividend at a yield of 6.5% (based on the September 30, 2000 NAV). This compares favorable with the average REIT mutual fund yield of 4.6% and utility stocks at 2.9%.

                               YIELD COMPARISON/2/

                                    [GRAPH]

           6.5%                        4.6%               2.9%

     Kensington Strategic     Average Real Estate
        Realty Fund               Mutual Fund        Utility Stocks

The Fund is well diversified geographically and by property type. Our largest concentration is in the office sector, where we believe some of the best values exist, followed by retail and industrial properties.

/1/ A share class ranking. The Fund was not ranked for the 5 and 10 year periods. The Lipper ranking is based on total return and does not reflect a sales charge.

/2/ SOURCE Utility Stock Index: S&P Utility as of the close September 29, 2000. Average Real Estate Mutual Fund: Realty Stock Review, September 14, 2000. Kensington Strategic Realty Fund dividend rate is annualized rate on "A" Shares based on the 9/29/00 NAV. Annualized rate on "B" shares is 6.0%. Annualized rate on "C" shares is 6.0%.

                            PORTFOLIO COMPOSITION/3/

                                    [GRAPH]

                              Diversified      9%
                              Health Care      3%
                              Apartments      10%
                              Office        22.5%
                              Industrial      15%
                              Retail          20%
                              Self Storage   0.5%
                              Hotel           14%
                              Mortgage         6%

Kensington Strategic Realty Fund's portfolio holds interests in a number of companies that we describe as "event driven situations." These are smaller REITs that are trading at significant discounts to our estimate of the value of their property portfolios and are candidates for acquisition or liquidation. We believe these investments will provide excellent returns over time, and they generally pay a high dividend in the interim.

INVESTMENT OUTLOOK

We believe the following factors will drive the performance of REITs over the next 12 to 24 months:

Healthy Property Markets expected to continue - The supply and demand balance in the underlying properties markets continues to be favorable. Occupancy rates remain high, over 90% for most property types. While we expect demand growth to moderate from the strong pace of the past several years, construction activity is being held in check. The increasingly public nature of the real estate debt and equity markets has caused property markets to react quickly to excesses in construction activity by quickly cutting off the supply of money for new development. This balance between moderating demand growth and restrained construction activity points toward continued high occupancies of properties and healthy underlying properties markets.

/3/ Portfolio holdings as of 9/30/00. Portfolio holdings subject to change.

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KENSINGTON STRATEGIC REALTY FUND
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MANAGEMENT'S DISCUSSION & ANALYSIS (Continued)

Attractive REIT Valuations - A compelling argument for real estate securities becomes apparent when one looks at current valuations and future growth rates. While valuations have moved up somewhat this year, REITs are still priced at historically attractive levels as evidenced by two measures of value:

Stock Prices to Property Values

REIT prices are below the value of their underlying property portfolios and are about 15% below their historical average of 105% of underlying property value. This is at the low end of their historical range and well below the 25% premium to property value at which REITs traded during their 1997 peak.

Earnings Multiples

REITs are currently trading at slightly over 9 times projected earnings (FFO), versus nearly 14 times earnings (FFO) at their 1997 peak.

While we believe it is impossible to predict short-term REIT stock price movements, it is clear that current valuations are well below the previous peak. REIT prices would need to rise more than 35% before setting new valuation records.

Solid Earnings and Dividend Growth - In addition to attractive valuations, future growth prospects look strong. We expect top line rental revenue growth to stabilize at a 3% to 4% per year growth rate over the next few years. In this environment REITs should produce 6% to 8% bottom line earnings growth. Combining this earnings growth with the 7%+ dividend yield, we expect a 13% to 15% return on equity from REITs over the next several years.

Further enhancing the growth prospects of REITs is the fact that many current tenants are paying lease rates well below current market rates. As these leases roll over during the next few years, there will be some significant revenue growth as companies re-lease the space.

Finally, current dividends are well covered by cash flow, and should increase with earnings growth due to the requirement of REITs to pay out 95% of taxable income in dividends.

CONCLUSION

We see a compelling story in the real estate securities sector and are looking for upside in our portfolio from three sources:

  - Continued growth in property level cash flow and property values over time.
  - REIT valuations trading back up to their historical averages from their current below average levels.
  - Strong REIT earnings growth from below market leases being rolled over to current market rents.

We will continue to blend higher quality large REITs with smaller, value-driven opportunities. As always, we will be opportunistic with the portfolio.

We are also confident that real estate securities will continue to play their traditional role in helping investors diversify portfolios. This is evidenced by the strong performance of real estate stocks amid the recent market turmoil. We are looking forward to closing out the year and believe that 2001 has promising prospects.

We are looking forward to working for you in the coming year.

/s/ PAUL GRAY

PAUL GRAY
Portfolio Manager

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KENSINGTON STRATEGIC REALTY FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Kensington Strategic Realty Fund seeks to provide high current income relative to equity investment alternatives, plus long term growth of capital.

The Fund will be invested primarily in real estate securities. These companies will own interests in properties such as apartments, office buildings and shopping centers throughout the United States.

INVESTMENT STRATEGY

The Fund manager hopes to take advantage of the healthy fundamentals in the real estate market by selectively investing in and actively managing a portfolio of real estate securities.

Kensington Strategic Realty Fund's investment strategy is income-oriented value driven. The Fund managers will utilize specialized investment strategies to invest in REITs that capitalize on the structural advantages of managing a smaller portfolio. (The Fund intends to close to new investors at $150 million, although it may later reopen subject to further limits. Please see prospectus for additional information related to the Fund's investment strategies and Fund closing terms.)

The mix of investment strategies within the Kensington Strategic Realty Fund's portfolio are summarized on the following page. The allocation to each strategy will be adjusted based on market conditions and will be subject to change at any time.

SMALL  CAPITALIZATION

Lack of Wall Street research coverage can provide opportunities to purchase these securities below their break-up value or with exceptionally high yields. The Fund expects that such REITs will ultimately realize their value through growth, merger or liquidation of their assets.

LARGE CAPITALIZATION

The Fund will buy and hold high quality companies and focus the portfolio in those REITs which are in under-valued sectors by property type and/or location.

                          SMALL CAP          LARGE CAP

                                    [GRAPH]

                               SPECIAL SITUATIONS

SPECIAL SITUATIONS

The inefficient nature of the real estate securities markets creates numerous special situations. REIT prices tend to react to short term events. Mutual fund redemptions, quarterly earnings fluctuations, etc. can cause prices to decline below reasonable levels and allow the Fund to capitalize on short term oversold conditions. Mergers and acquisition activity, hedging abilities and acquiring assets cheaply via non-traded markets and/or private securities transactions can further enhance returns.

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KENSINGTON STRATEGIC REALTY FUND
--------------------------------------------------------------------------------

                   KENSINGTON STRATEGIC REALTY FUND STRUCTURE

                                   [GRAPHIC]

--------------------------------------------------------------------------------
  -    The Fund intends to close to investors at $150 million./1/
  -    The Fund invests in 40 to 60 separate real estate securities.
  -    Each securities owns many properties.

POTENTIAL DIVERSIFICATION INVESTING
THROUGH A MUTUAL FUND

                                    [MAP]

This map does not represent the actual property types and/or locations held by securities in the Kensington Strategic Realty Fund. This map is used to provide an example of the property type and location diversification potentially available to a mutual fund that invests in REITs.

/1/  Please see the prospectus for the terms regarding the initial fund closing.

SCHEDULE OF PORTFOLIO INVESTMENTS
SEPTEMBER 30, 2000 (Unaudited)


                                                      SHARES        MARKET VALUE
Common Stocks (8.8%)
Health Care (0.1%)
Capital Senior Living Corporation/1/                  21,000         $    53,813
                                                                      ----------
Hotel/Restaurant (2.0%)
Starwood Hotels & Resorts Worldwide,
   Incorporated                                       49,000           1,531,250
                                                                      ----------
Real Estate (6.7%)
Catellus Development Corporation/1/                   28,000             490,000
Trizec Hahn Corporation/2/                            67,700           1,138,206
W.P. Carey & Company LLC                               7,000             122,938
Wellsford Real Properties, Incorporated/1/           181,850           3,591,537
                                                                      ----------
                                                                       5,342,681
                                                                      ----------
Total Common Stocks (Cost $6,332,129)                                  6,927,744
                                                                      ==========

Preferred Stocks (20.1%)
Real Estate Investment Trust (20.1%)
Apartment Investment & Management
   Company, Series D, 8.75%                          152,400           3,219,449
Corporate Office Properties, Series B, 10.00%         69,300           1,576,575
Crown American Realty Trust, Series A, 11.00%        151,500           5,832,749
Equity Residential Properties Trust, Series           40,900             981,600
   A, 9.375%
Felcor Lodging Trust, Series B, 9.00%                  1,800              35,550
Glimcher Realty Trust, Series B, 9.25%                62,100           1,172,138
Health Care Property Investors,
   Incorporated, Series B, 8.70%                       2,500              52,031
Health Care Property Investors,
   Incorporated, Series C, 8.60%                       8,100             159,469
iStar Financial, Incorporated, Series B,              51,900             992,588
   9.375%
iStar Financial, Incorporated, Series C, 9.20%        25,000             457,813
Mid-America Apartment Communities,
   Series A, 9.50%                                     4,800              99,900
Public Storage, Incorporated, Series A,
   Deposit Shares                                     15,800             366,363
Sovran Self Storage, Incorporated, Series B,          18,600             399,900
   9.85%
United Dominion Realty Trust, Series B, 8.60%          9,200             211,025
Winston Hotels, Incorporated, Series A, 9.25%         12,300             216,019
                                                                      ----------
Total Preferred Stocks (Cost $14,528,273)                             15,773,169
                                                                      ==========

                       See notes to financial statements.

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KENSINGTON STRATEGIC REALTY FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (Continued)

                                                      SHARES        MARKET VALUE
Real Estate Investment Trusts (101.2%)
Apartments (8.3%)
Apartment Investment & Management Company             10,500         $   483,656
Archstone Communities Trust                           34,000             835,125
Equity Residential Properties Trust/3/                59,700           2,865,600
Gables Residential Trust                              19,700             535,594
Post Properties, Incorporated/2/                       5,000             217,813
United Dominion Realty Trust                         147,800           1,607,325
                                                                     -----------
                                                                       6,545,113
                                                                     -----------
Diversified (24.0%)
Banyan Strategic Realty Trust                        750,950           4,458,765
Bedford Property Investors                            44,500             903,906
Duke-Weeks Realty Corporation                         27,000             651,375
First Union Real Estate/3/                           391,700           1,077,175
Glenborough Realty Trust                             152,100           2,737,800
iStar Financial, Incorporated                        202,200           4,536,862
Lexington Corporate Properties Trust                  13,600             153,000
Liberty Property Trust                               116,800           3,212,000
Vornado Realty Trust                                  29,500           1,095,188
                                                                     -----------
                                                                      18,826,071
                                                                     -----------
Health Care (0.2%)
Health Care Property Investors, Incorporated           5,000             148,125
                                                                     -----------
Hotel/Restaurant (14.9%)
Felcor Lodging Trust/2/                               74,500           1,722,813
Hospitality Properties Trust                         126,300           2,952,262
Meristar Hospitality Corporation                      76,900           1,557,225
RFS Hotel Investors, Incorporated                    248,700           3,139,837
Winston Hotels, Incorporated                         267,500           2,307,188
                                                                     -----------
                                                                      11,679,325
                                                                     -----------
Office Property (29.2%)
Arden Realty Group, Incorporated                      20,000             536,250
Boston Properties, Incorporated                       18,100             777,169
Brandywine Realty Trust                              101,500           2,055,375
Corporate Office Properties                           41,700             414,394
Crescent Real Estate Equities Company/2/              51,300           1,144,631
Equity Office Properties Trust                        50,300           1,562,444
Highwoods Properties, Incorporated                    70,600           1,667,925
HRPT Properties Trust                                382,000           2,673,999
Koger Equity, Incorporated                           146,050           2,482,850
Mack-Cali Realty Corporation                         171,000           4,820,062
Parkway Properties, Incorporated                      40,200           1,226,100
Prentiss Properties Trust                             85,000           2,220,625
Prime Group Realty Trust                              26,000             409,500
Spieker Properties, Incorporated                      15,000             863,438
                                                                     -----------
                                                                      22,854,762
                                                                     -----------

                      See notes to financial statements.

                                                      SHARES       MARKET VALUE
Regional Malls (3.7%)
Crown American Realty Trust                          181,200        $ 1,098,525
Simon Property Group, Incorporated                    59,300          1,389,844
Westfield America, Incorporated                       33,000            453,750
                                                                    -----------
                                                                      2,942,119
                                                                    -----------
Shopping Centers (13.3%)
Agree Realty Corporation                              84,100          1,261,500
Burnham Pacific Properties/3/                        228,000          1,382,250
Developers Diversified Realty Corporation             34,000            437,750
Glimcher Realty Trust                                169,900          2,537,880
Kimco Realty Corporation                              13,000            549,250
Kramont Realty Trust                                  15,200            142,500
Malan Realty Investors, Incorporated/2/               61,000            785,375
New Plan Excel Realty Trust                           31,400            429,788
Philips International Realty Corporation             112,700          1,944,075
Ramco-Gershenson Properties Trust                     63,000            933,188
                                                                    -----------
                                                                     10,403,556
                                                                    -----------
Warehouse (7.6%)
American Industrial Properties                       272,200          3,878,850
First Industrial Realty Trust, Incorporated           69,000          2,121,750
                                                                    -----------
                                                                      6,000,600
                                                                    -----------
Total Real Estate Investment Trusts (Cost $75,272,985)               79,399,671
                                                                    ===========

Short Term Securities Purchased with Collateral (2.7%)
Repurchase Agreements (2.7%)
Bear Stearns, 3.38%, 10/02/00, (Collateralized by $10,000,
U.S. Treasury Strips, 9.875%, 11/15/08, market value $6,206)              5,367
Bear Stearns, 6.88%, 10/02/00, (Collateralized by $3,225,000,
FHLMC Notes, 5.56%, 12/15/08, market value $2,163,876)                2,118,400
                                                                    -----------
Total Short Term Securities Purchased with Collateral
(Cost $2,123,767)                                                     2,123,767
                                                                    -----------
Total Investments (Cost $98,257,154) (a) - 132.8%                   104,224,351
Liabilities in excess of other assets - (32.8)%                     (25,754,151)
                                                                    -----------
TOTAL NET ASSETS - 100.0%                                           $78,470,200
                                                                    ===========
                      See notes to financial statements.

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KENSINGTON STRATEGIC REALTY FUND
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SCHEDULE OF PORTFOLIO INVESTMENTS (Continued)

                                                      SHARES       MARKET VALUE
Securities Sold Short (0.9%)
Alexandria Real Estate Equities Incorporated         (21,100)       $  (723,994)
                                                                    ------------
Total Securities Sold Short [Proceeds ($678,459)]                   $  (723,994)
                                                                    ============

Percentages indicated are based on net assets of $78,470,200.

1 Represents non-income producing securities.
2 All or part of this security has been loaned at September 30, 2000.
3 Portion of security is held as collateral with broker and custodian for securities sold short.


(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation as follows:

Unrealized appreciation ...................................         $ 6,425,894
Unrealized depreciation ...................................            (504,232)
                                                                    ------------
Net unrealized appreciation ...............................         $ 5,921,662
                                                                    ============

                      See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000 (Unaudited)


ASSETS
Investments, at value (cost $98,257,154)                          $  104,224,351
Deposits with broker and custodian bank for                              926,411
securities sold short
Interest and dividends receivable                                      1,153,600
Receivables from investment securities sold                              572,912
Receivable for capital shares issued                                     271,144
Prepaid expenses and other assets                                         13,067
                                                                    ------------
   Total Assets                                                      107,161,485
                                                                    ------------

LIABILITIES
Payable to custodian                                                  24,854,870
Securities sold short (proceeds $678,459)                                723,994
Payable for return of collateral received for securities on loan       2,123,767
Payables for investments purchased                                       814,500
Accrued expenses and other payables
   Investment advisory fees                                              134,500
   Distribution fees                                                      25,756
   Other                                                                  13,898
                                                                    ------------
   Total Liabilities                                                  28,691,285
                                                                    ------------

NET ASSETS                                                        $   78,470,200
                                                                    ============
Capital                                                           $   70,008,850
Undistributed net investment income                                      743,296
Net unrealized appreciation on investments and short sales             5,921,662
Accumulated net realized gains                                         1,796,392
                                                                    ------------
   Net Assets                                                     $   78,470,200
                                                                    ============
   Outstanding units of beneficial interest (shares)
   Class A
     Net Assets                                                   $   60,005,327
     Shares                                                            1,650,902
                                                                    ------------
     Redemption price per share                                   $        36.35
                                                                    ============
   Maximum Sales Charge - Class A                                          5.75%
   Maximum Offering Price
     [100%/(100%-Maximum Sales Charge) of net asset
                                                                    ------------
     value adjusted to the nearest cent] per share                $        38.57
                                                                    ============

   Class B
     Net Assets                                                   $    6,166,996
     Shares outstanding                                                  170,137
                                                                    ------------
     Offering price per share/1/                                  $        36.25
                                                                    ============
   Class C
     Net Assets                                                   $   12,297,877
     Shares outstanding                                                  339,432
                                                                    ------------
     Offering price per share/1/                                  $        36.23
                                                                    ============


/1/  Redemption price per share varies by length of time shares are held.

                       See notes to financial statements.

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KENSINGTON STRATEGIC REALTY FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 2000 (Unaudited)


INVESTMENT INCOME
Interest income                                        $      13,041
Dividend income                                            3,453,230
                                                        ------------
   Total income                                            3,466,271
                                                        ------------
EXPENSES
Investment advisory fees                                     423,400
Administration fees                                           67,791
Distribution fees
   Class A                                                    51,048
   Class B                                                    17,665
   Class C                                                    38,234
Custodian fees                                                30,584
Transfer agent fees                                           29,335
Trustees' fees                                                 1,544
Dividend expense                                              18,027
Other expenses                                                54,848
                                                        ------------
   Total expenses before expenses voluntarily reduced        732,476
   Expenses voluntarily reduced/waivers                      (54,057)
                                                        ------------
   Net expenses                                              678,419
                                                        ------------
   Net investment income                                   2,787,852
                                                        ------------
REALIZED/UNREALIZED GAINS
FROM INVESTMENTS
Net realized gains from investments and securities
   sold short                                              1,667,960
Net change in unrealized appreciation
   from investments and securities sold short              5,675,787
                                                        ------------
Net realized/unrealized gains from investments
   and securities sold short                               7,343,747
                                                        ------------
Change in net assets resulting from operations         $  10,131,599
                                                        ============

                      See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  FOR THE                FOR THE
                                                                PERIOD ENDED           PERIOD ENDED
                                                             SEPTEMBER 30, 2000       MARCH 31, 2000
                                                                 (Unaudited)
FROM INVESTMENT ACTIVITIES

OPERATIONS
Net investment income                                           $ 2,787,852             $   319,814
Net realized gains from investments and                           1,667,960                 135,524
   securities sold short
Net change in unrealized appreciation from
   investments and securities sold short                          5,675,787                 245,875
                                                                -----------             -----------
Change in net assets resulting from operations                   10,131,599                 701,213
                                                                -----------             -----------

DISTRIBUTIONS TO
CLASS A SHAREHOLDERS
From net investment income                                       (1,667,754)               (187,765)
From net realized gains from investments and
   securities sold short                                                -                    (3,922)

DISTRIBUTIONS TO
CLASS B SHAREHOLDERS
From net investment income                                         (132,654)                (31,902)
From net realized gains from investments and
   securities sold short                                                -                    (1,517)

DISTRIBUTIONS TO
CLASS C SHAREHOLDERS
From net investment income                                         (284,387)                (59,908)
From net realized gains from investments and
   securities sold short                                                -                    (1,653)
                                                                -----------             -----------
Change in net assets from distributions
   to shareholders                                               (2,084,795)               (286,667)
                                                                -----------             -----------
CAPITAL TRANSACTIONS
Proceeds from shares issued                                      54,596,868              15,867,495
Shares issued in reinvestment of                                  1,266,645                 264,328
distributions
Payments for shares redeemed                                     (2,074,646)                 (1,840)
                                                                -----------             -----------
Change in net assets from capital transactions                   53,788,867              16,129,983
                                                                -----------             -----------
Change in net assets                                             61,835,671              16,544,529
                                                                -----------             -----------
NET ASSETS
Beginning of period                                              16,634,529                  90,000
                                                                -----------             -----------
End of period                                                   $78,470,200             $16,634,529
                                                                ===========             ===========

/1/Commencement of operations was September 15, 1999.

                      See notes to financial statements.

16
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KENSINGTON STRATEGIC REALTY FUND
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                 CLASS A

                                                                        FOR THE             FOR THE
                                                                     PERIOD ENDED         PERIOD ENDED
                                                                  SEPTEMBER 30, 2000    MARCH 31, 2000/1/
                                                                     (Unaudited)
                                                                  ---------------------------------------
   NET ASSET VALUE -
   BEGINNING OF PERIOD                                             $      29.46            $    25.00
                                                                   ------------            ----------
   INVESTMENT ACTIVITIES
   Net investment income                                                   1.44                  1.48
   Net realized and unrealized gains
     from investments                                                      6.63                  4.48
                                                                   ------------            ----------
   Total from Investment Activities                                        8.07                  5.96
                                                                   ------------            ----------
   DISTRIBUTIONS
   Net investment income                                                  (1.18)                (1.39)
   Net realized gains                                                         -                 (0.11)
                                                                   ------------            ----------
   Total Distributions                                                    (1.18)                (1.50)
                                                                   ------------            ----------
   NET ASSET VALUE -
   END OF PERIOD                                                   $      36.35            $    29.46
                                                                   ============            ==========
   Total Return (excludes sales charge)                                   27.60%(a)             24.36%(a)

   RATIOS/SUPPLEMENTARY DATA

   Net Assets, End of Period (000's)                               $     60,005             $  11,967


   Ratio of expenses to average net assets
     (excluding dividend expense)                                          2.37%(b)              2.25%(b)

   Ratio of expenses to average net assets
     (including dividend expense)                                          2.44%(b)              2.41%(b)

   Ratio of net investment income
     to average net assets                                                10.80%(b)             14.63%(b)

   Ratio of expenses to average net assets
     (excluding dividend expense)/2/                                       2.58%(b)             11.03%(b)

   Ratio of expenses to average net assets
     (including dividend expense)/2/                                       2.65%(b)             11.19%(b)

   Portfolio Turnover                                                     98.83%               240.19%

  /1/ Commencement of operations was September 15, 1999.
  /2/ During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

     (a) Not-Annualized.
     (b) Annualized.

                      See notes to financial statements.


                          CLASS B                                                  CLASS C
              FOR THE                 FOR THE                         FOR THE                 FOR THE
            PERIOD ENDED            PERIOD ENDED                    PERIOD ENDED            PERIOD ENDED
         SEPTEMBER 30, 2000        MARCH 31, 2000/1/             SEPTEMBER 30, 2000        MARCH 31, 2000/1/
           (Unaudited)                                               (Unaudited)
         ----------------------------------------                ----------------------------------------
            $  29.42                  $  25.00                         $  29.40                $  25.00
            --------                  --------                         --------                --------

                1.38                      1.34                             1.40                    1.36

                6.54                      4.52                             6.52                    4.49
            --------                  --------                         --------                --------
                7.92                      5.86                             7.92                    5.85
            --------                  --------                         --------                --------

               (1.09)                    (1.33)                           (1.09)                  (1.34)
                   -                     (0.11)                              -                    (0.11)
            --------                  --------                         --------                --------
               (1.09)                    (1.44)                           (1.09)                  (1.45)
            --------                  --------                         --------                --------

            $  36.25                  $  29.42                         $  36.23                $  29.40
            ========                  ========                         ========                ========
               27.10%(a)                 23.96%(a)                        27.11%(a)               23.91%(a)


            $  6,167                  $  1,433                         $ 12,298                $  3,234


                3.14%(b)                  2.99%(b)                         3.13%(b)                3.00%(b)


                3.21%(b)                  3.15%(b)                         3.20%(b)                3.16%(b)


               10.32%(b)                 11.58%(b)                        10.29%(b)               12.52%(b)


                3.31%(b)                 18.79%(b)                         3.32%(b)               14.12%(b)


                3.38%(b)                 18.95%(b)                         3.39%(b)               14.28%(b)

               98.83%                   240.19%                           98.83%                 240.19%

--------------------------------------------------------------------------------
KENSINGTON STRATEGIC REALTY FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2000 (Unaudited)

1. ORGANIZATION

The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. Between the date of organization and the date of commencement of operations (September 15, 1999) of the Kensington Strategic Realty Fund (the "Fund"), a series of the Group, the Fund earned no investment income and had no operations other than incurring organizational expenses. The Fund's investment objective is to seek high current income relative to equity investment alternatives, plus long term growth of capital. Kensington Investment Group, Inc. invested the original seed capital of $90,000 into the Fund.

The Fund is authorized to offer three classes of shares: Class A, Class B and Class C shares. Class A shares are sold with a maximum front-end load charge of 5.75%. Class B shares are sold without a front-end load but have a maximum deferred sales charge of 5.00%. Class C shares are sold without a front-end load, but have a deferred sales charge of 1.00% that is applied to redemptions within one year of purchase.

2. SIGNIFICANT ACCOUNTING PRINCIPLES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION

The Fund invests primarily in real estate securities, including securities issued by real estate investment trusts (REITs), master limited partnerships and other real estate companies. Investments in these issuers include common, convertible and preferred stock and debt securities, rights or warrants to purchase common stock, and limited partnership interests. These securities are valued at their market values determined on the basis of the latest available bid quotation in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded.

REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. Repurchase agreements are considered to be loans under the 1940 Act.

SECURITY TRANSACTIONS AND RELATED INCOME

Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

--------------------------------------------------------------------------------
KENSINGTON STRATEGIC REALTY FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2000 (Continued)

SHORT SALE TRANSACTIONS

Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale, the Fund then is obligated to replace the security borrowed by purchasing it in the open market at a later date. The Fund will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. The Fund is also at risk of incurring dividend expense if a security that has been sold short declares a dividend. The Fund must pay the dividend to the lender of the security. All short sales must be collateralized in accordance with the applicable exchange or broker requirements. The Fund maintains the collateral in a segregated account with its custodian and broker, consisting of cash and equities sufficient to collateralize its obligation on the short positions. At September 30, 2000, the value of securities sold short amounted to $723,994 against which collateral held by the broker and custodian, in the form of securities and cash, of $2,102,143 was held.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid quarterly and net realized capital gains, if any, are declared and distributed at least annually.

Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for organization costs and deferrals of certain losses.

FEDERAL INCOME TAXES

It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes. The Fund's tax year-end is April 30.

SECURITIES LENDING

To generate additional income, the Fund may lend up to 33.33% of securities in which it is invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. government securities or other liquid, high-grade debt securities or by a letter of credit in favor of the Fund at least equal at times to 100% of the market value of the securities loaned, plus accrued interest. The Fund continues to earn interest and dividends on securities lent while simultaneously seeking to earn interest on the investment of collateral.

When cash is received as collateral for securities loaned, the Fund may invest such cash in short-term U.S. government securities, repurchase agreements, or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Fund, offset by a corresponding liability to repay the cash at the termination of the loan. In addition, the short-term securities purchased with the cash collateral are included in the accompanying schedule of portfolio investments.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the advisor to be of good standing and creditworthy under guidelines

--------------------------------------------------------------------------------
KENSINGTON STRATEGIC REALTY FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2000 (Continued)

established by the Group's Board of Trustees and when, in the judgment of the advisor, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. As of September 30, 2000, the Fund had securities on loan with market values of $2,039,594.

The loaned securities were fully collateralized by cash which was invested in repurchase agreements at September 30, 2000.

OTHER

Expenses that are directly related to the Fund are charged directly to the Fund. Expenses relating to the Group are prorated to all the investment portfolios of the Group, including the Fund, on the basis of each Fund's relative net assets.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the period ending September 30, 2000 were $135,871,650 and $59,775,150, respectively.

4. RELATED PARTY TRANSACTIONS

Investment advisory services are provided to the Fund by Kensington Investment Group, Inc. who receives a management fee for their services. The management fee is a fulcrum-type performance fee that, after the first twelve months of Fund operations, increases or decreases from the base fee of 1.50% depending on the Fund's performance relative to that of the NAREIT Composite Index during the preceding twelve months. The Advisor will receive the base fee for the first twelve months of operations and thereafter for periods when the Fund's performance for the past twelve months equals that of the Index. Though performance adjustments equal to 15% of the difference between the performance of the Fund and that of the Index during the previous twelve months, the fee can range from a minimum of 0.50% to a maximum of 2.50%. This fee arrangement may result in higher fees than those paid by other investment companies. The Advisor may receive the maximum fee even if the Fund's absolute performance is negative, and it may receive the minimum fee even when the Fund has significant positive performance.

The Advisor has contractually agreed, until October 31, 2002, to waive fees and/or reimburse the Fund to the extent necessary to maintain Total Fund Operating Expenses for Class A, B, and C shares at 2.25%, 3.00%, and 3.00%, respectively, provided that these limits do not apply to increases due to performance fee adjustments. On September 15, 2000, the management fee was increased from the base fee due to the fulcrum-type performance fee that went into effect. As a result, the expense limitations for Class A, B, and C were increased to 3.25%, 4.00%, and 4.00%, respectively, to account for the increase in performance fee adjustments. For the first 36 full months of the Fund's operations, the Fund will pay or repay fees that were waived or reimbursed to the extent such payments or repayments would not cause the expenses of a Class to exceed the above limits. Kensington Investment Group has waived $54,057 in management fees to the Fund for the period ended September 30, 2000.

BISYS Fund Services Ohio, Inc. d/b/a BISYS Fund Services ("BISYS Ohio") and BISYS Fund Services Limited Partnership ("BISYS") are subsidiaries of The BISYS Group, Inc.

BISYS, with whom certain officers and trustees of the Group are affiliated, serves the Fund as administrator, fund accountant, and transfer agent under the Administration, Fund Accounting and Transfer

--------------------------------------------------------------------------------
KENSINGTON STRATEGIC REALTY FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2000 (Continued)

Agency Agreements. Such officers and trustees are paid no fees directly by the Fund for serving as officers and trustees of the Group. Under the terms of the Agreements, BISYS Ohio's fees are computed daily as a percentage of the average net assets of the Fund in addition to a fee based on the number of shareholders in the Fund.

BISYS serves as the Fund's principal distributor (the "Distributor") and has entered into a Distribution and Shareholder Services Plan. This Plan is in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Fund will pay a monthly fee to the Distributor in annual rates equal to 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A, Class B, and Class C, respectively. The Distributor may voluntarily choose to waive all or a portion of its fee.

5. SHARES OF BENEFICIAL INTEREST

Each share represents an equal proportionate interest in the Fund with other shares of the same series and class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund. The following is a summary of transactions in Fund shares for the periods ending September 30, 2000 and March 31, 2000:

                   PERIOD ENDING SEPTEMBER 30, 2000(Unaudited)

                           CLASS A                   CLASS B                  CLASS C
                     SHARES        AMOUNT      SHARES       AMOUNT       SHARES      AMOUNTS
Beginning Shares     406,145    $11,654,927     48,719     $1,396,292    109,998   $ 3,168,764
Shares issued      1,278,096     42,855,698    118,672      4,077,887    224,781     7,663,283
Shares reinvested     26,077        914,653      2,923        102,481      7,132       249,511
Shares redeemed       59,416      1,980,209        177          6,324      2,479        88,113
                   ---------    -----------    -------     ----------   --------   -----------
Net increase       1,244,757     41,790,142    121,418      4,174,044    229,434     7,824,681
                   ---------    -----------    -------     ----------   --------   -----------
Ending Shares      1,650,902    $53,445,069    170,137     $5,570,336    339,432   $10,993,445
                   =========    ===========    =======     ==========   ========   ===========

                         PERIOD ENDING MARCH 31, 2000

                       CLASS A               CLASS B           CLASS C
                  SHARES      AMOUNT    SHARES    AMOUNT   SHARES    AMOUNT

Beginning Shares    1,200  $    30,000   1,200 $   30,000    1,200 $   30,000
Shares issued     398,629   11,449,973  46,447  1,336,536  106,709  3,080,986
Shares reinvested   6,319      175,046   1,139     31,504    2,089     57,778
Shares redeemed         3           92      67      1,748        -          -
                  -------  -----------  ------ ----------  ------- ----------
Net increase      404,945   11,624,927  47,519  1,366,292  108,798  3,138,764
                  -------  -----------  ------ ----------  ------- ----------
Ending Shares     406,145  $11,654,927  48,719 $1,396,292  109,998  3,168,764
                  =======  ===========  ====== ==========  ======= ==========

6. CONCENTRATION OF CREDIT RISK
The Fund invests a substantial portion of its assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Fund may be more affected by economic developments in the real estate industry than would a diversified equity fund.


7. LEVERAGE
The Fund can buy securities with borrowed money (a form of leverage). Leverage exaggerates the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio securities. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

INVESTMENT ADVISOR

Kensington Investment Group
4 Orinda Way, Suite 220 D
Orinda, California 94563
(800)253-2949
(925)253-9878 Fax
info@kig.com

ADMINISTRATOR AND DISTRIBUTOR

BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219
(877)833-7114  Toll Free

LEGAL COUNSEL

Dechert Price & Rhoads
1775 Eye Street, NW
Washington, DC 20006

INDEPENDENT AUDITORS

Ernst & Young LLP
1100 Huntington Center
41 South High Street
Columbus, Ohio 43215

CUSTODIAN

Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540



This material does not constitute an offer to sell or a solicitation of an offer to buy any security. This material is authorized for distribution only when preceded or accompanied by a current prospectus for the Kensington Strategic Realty Fund. The prospectus contains complete information including charges, expenses and ongoing fees and should be read carefully before investing. Performance information is prior to fees and expenses. Past performance may not be indicative of future results. Investment returns and principal value will fluctuate so shares may be worth more or less than their original cost.

Investments in the Fund are subject to the risks related to direct investment in real estate such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.